Exhibit 99.1

CONTACT:	Julie Lorigan
Senior Vice President, Investor and Media Relations
(781) 741-7775

Stacy Berns/Melissa Jaffin — Investor/Media Relations
Berns Communications Group
(212) 994-4660

THE TALBOTS, INC. REPORTS SUCCESSFUL OFFER TO EXCHANGE EACH OUTSTANDING BPW WARRANT FOR SHARES OF TALBOTS COMMON STOCK OR TALBOTS WARRANTS

90.3% of BPW Warrants Issued in Initial Public Offering Accepted for Exchange

Hingham, Mass. — April 7, 2010 — The Talbots, Inc. (NYSE: TLB) today announced that its offer to exchange each outstanding warrant to acquire shares of common stock of BPW Acquisition Corp. (“BPW”) (NYSE AMEX: BPW) for shares of Talbots common stock or warrants to acquire shares of Talbots common stock, subject to the election and proration procedures described in the prospectus/offer to exchange, filed with the Securities and Exchange Commission on March 17, 2010, has been successful. The offer period expired at 9:00 p.m., New York City time, on Tuesday, April 6, 2010.

As of the expiration of the offer, a total of approximately 31.6 million BPW warrants issued in BPW's initial public offering were validly tendered and not withdrawn (including  BPW warrants subject to guarantees of delivery), representing approximately 90.3% of BPW warrants issued in its initial public offering. An additional 14.8 million BPW warrants held by BPW sponsors and certain independent directors of BPW were tendered pursuant to their separate contractual obligations to Talbots. All conditions to the offer have now been satisfied. Accordingly, Talbots has accepted for exchange all warrants that were validly tendered during the offer and will deposit the consideration therefore with the exchange agent.

About The Talbots, Inc.

The Talbots, Inc. is a leading specialty retailer and direct marketer of women’s apparel, shoes and accessories. At the end of fourth quarter 2009, Talbots operated 580 Talbots brand stores in 46 states, the District of Columbia, and Canada. Talbots brand on-line shopping site is located at www.talbots.com.

About BPW Acquisition Corp.

BPW Acquisition Corp. is a special purpose acquisition company formed in 2008 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses.

Cautionary Statement and Certain Risk Factors to Consider

In addition to the information set forth in this press release, you should carefully consider the risk factors and risks and uncertainties included in each of Talbots’ and BPW’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as in this press release below.

This press release contains forward-looking information.  These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “potential,” or similar statements or variations of such terms. All of the information concerning Talbots’ or BPW’s outlook, future liquidity, future financial performance and results, future credit facilities and availability, future cash flows and cash needs, and other future financial performance or financial position, as well as assumptions underlying such information, constitute forward-looking information. Forward looking statements are based on a series of expectations, assumptions, estimates and projections about BPW and/or Talbots, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning liquidity, internal plans, regular-price and markdown selling, operating cash flows, and credit availability for all forward periods. Business and forward-looking statements involve substantial known and unknown risks and uncertainties, including the following risks and uncertainties:

•	Talbots’ and BPW’s ability to satisfy the conditions to consummation of the contemplated transactions;

•	BPW’s and Talbots’ ability to obtain the necessary participation of BPW warrant holders in the exchange of BPW warrants for Talbots stock or warrants;

•	Talbots’ ability to satisfy the conditions to the $200 million credit commitment provided by GE or, failing that, to obtain sufficient alternative financing on a timely basis;

•	the availability of proceeds of the BPW trust account following any exercise by stockholders of their conversion rights and the incurrence of transaction expenses;

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the continuing material impact of the deterioration in the U.S. economic environment over the past two years on Talbots’ business, continuing operations, liquidity, financing plans, and financial results, including substantial negative impact on consumer discretionary spending and consumer confidence, substantial loss of household wealth and savings, the disruption and significant tightening in the U.S. credit and lending markets, and potential long-term unemployment levels;

•
Talbots’ level of indebtedness and its ability to refinance or otherwise address its short-term debt maturities, including all Aeon short-term indebtedness due April 16, 2010, on the terms or in amounts needed to satisfy maturities and to address its longer-term liquidity and cash needs, as well as its working capital, strategic initiatives and other cash requirements;

•	any lack of sufficiency of available cash flows and other internal cash resources to satisfy all future operating needs and other Talbots cash requirements;

•
satisfaction of all borrowing conditions under all Aeon credit facilities including no events of default, accuracy of all representations and warranties, solvency conditions, absence of material adverse effect or change, and all other borrowing conditions;

•	risk of any default under Talbots’ Aeon credit facilities;

•	Talbots’ ability to achieve its 2009 financial plan for operating results, working capital, liquidity and cash flows;

•
risks associated with Talbots’ appointment of and transition to a new exclusive global merchandise buying agent and that the anticipated benefits and cost savings from this arrangement may not be realized or may take longer to realize than expected, and risk that upon any cessation of the relationship for any reason Talbots would be able to successfully transition to an internal or other external sourcing function;

•
Talbots’ ability to continue to purchase merchandise on open account purchase terms at existing or future expected levels and with extended payment of accounts payable and risk that suppliers could require earlier or immediate payment or other security due to any payment concern or timing;

•	risks and uncertainties in connection with any need to source merchandise from alternate vendors;

•	any disruption in Talbots’ supply of merchandise;

•	Talbots’ ability to successfully execute, fund, and achieve supply chain initiatives, anticipated lower inventory levels, cost reductions, and other initiatives;

•
the risk that anticipated benefits from the sale of the J. Jill brand business may not be realized or may take longer to realize than expected and the risk that estimated or anticipated costs, charges and liabilities to settle and complete the transition and exit from and disposal of the J. Jill brand business, including both retained obligations and contingent risk for assigned obligations, may materially differ from or be materially greater than anticipated;

•	Talbots’ ability to accurately estimate and forecast future regular-price and markdown selling, operating cash flows and other future financial results and financial position;

•	the success and customer acceptance of Talbots merchandise offerings;

•	future store closings and success of and necessary funding for closing underperforming stores;

•	risk of impairment of goodwill and other intangible and long-lived assets; and

•	the risk of continued compliance with NYSE continued listing conditions.

All of the forward-looking statements are as of the date of this press release only. In each case, actual results may differ materially from such forward-looking information. Neither Talbots nor BPW can give any assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this press release or included in Talbots’ and/or BPW’s periodic reports filed with the Securities and Exchange Commission could materially and adversely affect Talbots’ and/or BPW’s continuing operations and Talbots’ and/or BPW’s future financial results, cash flows, prospects, and liquidity. Except as required by law, neither Talbots nor BPW undertakes or plans to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances affecting such forward-looking statements occurring after the date of this press release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. Any public statements or disclosures by Talbots and BPW following this press release which modify or impact any of the forward-looking statements contained in this press release will be deemed to modify or supersede such statements in this press release.

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